Exhibit 99.1

SEAPORT ENTERTAINMENT GROUP REPORTS SECOND QUARTER 2025 RESULTS

NEW YORK, NY, August 11, 2025 – Seaport Entertainment Group Inc. (NYSE: SEG) (“Seaport Entertainment Group,” “SEG”, “we,” “our," or the “Company”) announced today its operating and financial results for the quarter ended June 30, 2025.

“In just our first year as a standalone publicly traded company, we’ve made tremendous progress in establishing a strong foundation for success and future growth. I’m proud of our team’s relentless focus and execution as we create unforgettable experiences for our guests at the Seaport and Las Vegas Ballpark,” said Anton Nikodemus, Chairman, President and Chief Executive Officer of Seaport Entertainment Group. “I’m optimistic that the year-over-year gains we achieved in the second quarter across all lines of business will carry into the third quarter, fueled by the strength of the Seaport Concert Series on The Rooftop at Pier 17, continued diversification and optimization of our hospitality offerings, execution of our broader real estate strategy at the Seaport, and the Las Vegas Aviators’ push for a September playoff run. Our progress is building, our opportunities are growing, and we believe we are on track to deliver long-term value for our stakeholders.”

Select Second Quarter 2025 Results

◾	Net Loss of ($14.8) million, or ($1.16) per basic and diluted share attributable to common stockholders.
◾	Non-GAAP Adjusted Net Loss Attributable to Common Stockholders of ($7.4) million, or ($0.58) per basic and diluted share.
◾	Announced the exploration of strategic alternatives for the Company’s 250 Water Street development site.
◾	Signed a 4,478 square foot long-term lease with Willett’s NYC, a café, tavern, and whiskey and cocktail bar reminiscent of “Old New York,” and a 1,442 square foot long-term lease with Cork Wine Bar, both in the historic Cobblestones area of the Seaport neighborhood.
◾	Nike exercised an early termination right related to their office space at Pier 17. As part of the termination agreement, the Company received half of the termination payment in Q2 2025, with the remaining balance of the termination payment due at the end of the revised lease term in 2027.
◾	Completed the Company’s corporate restructuring in partnership with Jean-Georges Restaurants, collapsing the Tin Building joint venture and various management agreement structures, while converting the Tin Building by Jean-Georges and The Fulton management agreements into new Jean-Georges Restaurants license agreements.
◾	Uplisted to the NYSE from the NYSE American and added to the Russell 2000 Index and Russell Microcap Index.

Select Year-to-Date 2025 Results

◾	Net Loss of ($46.7) million, or ($3.68) per basic and diluted share attributable to common stockholders.
◾	Non-GAAP Adjusted Net Loss Attributable to Common Stockholders of ($30.2) million, or ($2.38) per basic and diluted share.

◾	Hired and onboarded employees of Creative Culinary Management Company LLC (“CCMC”), an indirect wholly owned subsidiary of Jean-Georges Restaurants, to internalize food and beverage operations at most of the Company’s wholly owned and joint venture-owned restaurants in the Seaport.
◾	Leased, programmed, or established development plans for approximately 98,900 square feet of space within the Seaport neighborhood, including signed leases with Meow Wolf, Willett’s NYC, and Cork Wine Bar, and the planned development of meeting and event space on the fourth floor of Pier 17.
◾	Announced the Seaport neighborhood as the host location for the New York City Wine & Food Festival in October 2025 with Chef Jean-Georges Vongerichten serving as Culinary Host for the event.
◾	Hosted the Macy's 4th of July Fireworks® at the Seaport neighborhood.

Quarterly Results

The table below provides a summary of the Company’s unaudited consolidated and combined operating and financial results for the three months ended June 30, 2025 and June 30, 2024:

	For the Three Months Ended June 30, 2025	For the Three Months Ended June 30, 2024	Variance to Comparable Period in Prior Year
Total revenues[1]	$39,801	$33,670	$6,131	18.2%

Net loss	$(14,424)	$(34,997)	$20,573	58.8%
Net loss attributable to common stockholders	$(14,774)	$(34,997)	$20,223	57.8%
Net loss attributable to common stockholders per share	$(1.16)	$(6.34)	$5.17	81.6%

Non-GAAP Adjusted Net Loss Attributable to Common Stockholders[2]	$(7,415)	$(28,384)	$20,969	73.9%
Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share[2]	$(0.58)	$(5.14)	$4.56	88.6%

Note: $ in thousands, except per share data.

[1]

Period-over-period total revenues comparability was impacted by the consolidation of the Tin Building by Jean-Georges as of January 1, 2025. In 2024, the Tin Building by Jean-Georges was an unconsolidated joint venture accounted for under the equity method in equity in earnings (losses) from unconsolidated ventures within our Statements of Operations.

[2]

See the “Non-GAAP Financial Measures” section and tables at the end of this press release for a discussion and reconciliation of net loss attributable to the common stockholders to non-GAAP financial measures, including Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share.

Year-to-Date Results

The table below provides a summary of the Company’s unaudited consolidated and combined operating and financial results for the six months ended June 30, 2025 and June 30, 2024:

	For the Six Months Ended June 30, 2025	For the Six Months Ended June 30, 2024	Variance to Comparable Period in Prior Year
Total revenues[1]	$55,870	$48,181	$7,689	16.0%

Net loss	$(45,962)	$(79,075)	$33,113	41.9%
Net loss attributable to common stockholders	$(46,662)	$(79,075)	$32,413	41.0%
Net loss attributable to common stockholders per share	$(3.68)	$(14.32)	$10.64	74.3%

Non-GAAP Adjusted Net Loss Attributable to Common Stockholders[2]	$(30,173)	$(63,028)	$32,855	52.1%

Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share[2]	$(2.38)	$(11.41)	$9.03	79.2%

Note: $ in thousands, except per share data.

[1]

Period-over-period total revenues comparability was impacted by the consolidation of the Tin Building by Jean-Georges as of January 1, 2025. In 2024, the Tin Building by Jean-Georges was an unconsolidated joint venture accounted for under the equity method in equity in earnings (losses) from unconsolidated ventures within our Statements of Operations.

[2]

See the “Non-GAAP Financial Measures” section and tables at the end of this press release for a discussion and reconciliation of net loss attributable to the common stockholders to non-GAAP financial measures, including Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share.

Balance Sheet

As of June 30, 2025, the Company had $125.4 million in cash, cash equivalents and restricted cash and $101.4 million of consolidated debt outstanding at an effective weighted-average interest rate of 7.3%. As of June 30, 2025, 40% of consolidated debt was fixed at a weighted-average interest rate of 4.9% and the remaining 60% of the Company’s consolidated debt was floating at a weighted-average interest rate of 11.3% before the effects of the Company’s total return swap, which reduces the effective rate of the floating rate debt to 8.8%. Additionally, 100% of the Company’s outstanding debt is asset-specific, secured debt, and the weighted-average maturity of the Company’s consolidated debt is approximately 7.7 years. The Company has no meaningful debt maturities until Q3 2029.

Investor Conference Call and Webcast

The Company will host a conference call to present its second quarter 2025 results on Tuesday, August 12, 2025, at 8:30 AM ET. During the call Chairman, President and CEO Anton Nikodemus and CFO Matt Partridge will address questions e‐mailed in advance by investors to: ir@seaportentertainment.com.

An audio webcast of the conference call will be available through the “Investors” section of the Company’s website at www.seaportentertainment.com. Please log in ten minutes prior to the scheduled start time to register. A replay of the audio webcast will be available on the Company’s website shortly after the conclusion of the call until August 26, 2025.

To dial into the Telephone Conference Call:

Domestic: 1-877-407-3982

International: 1-201-493-6780

Conference Call Playback:

Domestic: 1-844-512-2921

International: 1-412-317-6671

Passcode: 13753917

About Seaport Entertainment Group

Seaport Entertainment Group (NYSE: SEG) is a premier entertainment and hospitality company formed to own, operate, and develop a unique collection of assets positioned at the intersection of entertainment and real estate. Seaport Entertainment Group’s focus is to deliver unparalleled experiences through a combination of restaurant, entertainment, sports, retail and hospitality offerings integrated into one-of-a-kind real estate that redefine entertainment and hospitality. For more information, please visit www.seaportentertainment.com.

Safe Harbor and Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to: risks related to our recent separation from, and relationship with, Howard Hughes; risks related to macroeconomic conditions; risks related to the impact of tariffs and global trade disruptions on us and our tenants, including the impact on inflation, interest rates, supply chains and consumer sentiment and spending; changes in discretionary consumer spending patterns or consumer tastes or preferences; risks associated with the Company’s investments in real estate assets and trends in the real estate industry; the Company’s ability to obtain operating and development capital on favorable terms, or at all; the availability of debt and equity capital; the Company’s ability to renew its leases or re-lease available space; the Company’s ability to compete effectively; the Company’s ability to successfully identify, acquire, develop, and manage properties on terms that are favorable to it; the impact of uncertainty around, and disruptions to, the Company’s supply chain; risks related to the concentration of the Company’s properties and operations in Manhattan and the Las Vegas area; extreme weather conditions or climate change that may cause property damage or interrupt business; the impact of water and electricity shortages on the Company’s business; the contamination of the Company’s properties by hazardous or toxic substances; catastrophic events or geopolitical conditions that may disrupt the Company’s business; actual or threatened terrorist activity and other acts of violence, or the perception of a heightened threat of such events; losses that are not insured or that excess the applicable insurance limits; risks related to the disruption or failure of information technology networks and related systems – both ours and those operated and managed by third parties; regulatory and legal requirements applicable to our assets; the Company’s ability to attract and retain key personnel; the Company’s inability to control certain properties due to the joint ownership of such property and inability to successfully attract desirable strategic partners, including joint venture partners; risks related to the concentration of ownership of our common stock by Pershing Square; and the other factors detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date of this press release. The Company is under no obligation to publicly update or revise and forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures

Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share, each of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they provide a meaningful supplement to the Company’s operating performance and period-over-period changes without regard to certain potential distortions or certain non-cash items.

Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements. Accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures.

To derive Non-GAAP Adjusted Net Loss Attributable to Common Stockholders, GAAP net income (loss) attributable to common stockholders is adjusted to exclude depreciation and amortization, as well as gains and losses from the sale of assets, gains or losses on extinguishment of debt, and provision for impairment, and these adjustments include the pro rata share of such adjustments of unconsolidated subsidiaries. Additionally, adjustments are made for non-cash revenues and expenses such as straight-line rental revenue and expenses, amortization of above- and below-market lease related intangibles, and non-cash compensation; other non-recurring items such as termination fees, corporate restructuring costs incurred since separating from Howard Hughes,  and legal settlements; and certain capitalized items such as capitalized interest. Please see the reconciliation table provided in this press release for a reconciliation of Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share to the most directly comparable GAAP measures of net income (loss).

Availability of Information on SEG’s Website and Social Media Channels

Investors and others should note that SEG routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the SEG Investor Relations website. The Company uses these channels as well as social media channels (e.g., LinkedIn www.linkedin.com/company/new-york-seaportentertainment) as a means of disclosing information about the Company's business to our customers, employees, investors, and the public. While not all of the information that the Company posts to the SEG Investor Relations website or on the Company's social media channels is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in SEG to review the information that it shares through its website and on the Company's social media channels. Users may automatically receive email alerts and other information about the Company when enrolling an email address by visiting "Email Alerts" in the "Resources" section of the SEG Investor Relations website at https://ir.seaportentertainment.com/resources/email-alerts. The contents of these websites are not incorporated by reference into this press release or any report or document SEG files with the SEC, and any references to the websites are intended to be inactive textual references only.

Contacts:

Investor Relations:

Seaport Entertainment Group Inc.

T: (212) 732-8257

ir@seaportentertainment.com

Media Relations:

The Door

theseaport@thedooronline.com

Seaport Entertainment Group

Consolidated Balance Sheets

(in thousands, except par value amounts)

	(Unaudited)
	June 30, 2025	December 31, 2024
ASSETS
Buildings and equipment	$543,089	$522,667
Less: accumulated depreciation	(220,627)	(215,484)
Land	9,497	9,497
Developments	148,096	146,461
Net investment in real estate	480,055	463,141
Investments in unconsolidated ventures	17,832	28,326
Cash and cash equivalents	123,276	165,667
Restricted cash	2,087	2,178
Accounts receivable, net	8,399	5,246
Deferred expenses, net	4,343	4,515
Operating lease right-of-use assets, net	45,949	38,682
Other assets, net	35,285	35,801
Total assets	$717,226	$743,556

LIABILITIES
Mortgages payable, net	$100,632	$101,593
Operating lease obligations	55,787	47,470
Accounts payable and other liabilities	33,002	23,111
Total liabilities	189,421	172,174

EQUITY
Preferred stock, $0.01 par value, 20,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 480,000 shares authorized, 12,698 issued and outstanding as of June 30, 2025, and 12,708 issued and outstanding issued or outstanding as of December 31, 2024	127	127
Additional paid in capital	616,100	613,015
Accumulated deficit	(98,322)	(51,660)
Total Stockholders' equity	517,905	561,482
Noncontrolling interest in subsidiary	9,900	9,900
Total equity	527,805	571,382
Total liabilities and equity	$717,226	$743,556

Seaport Entertainment Group

Consolidated and Combined Statements of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
REVENUES
Hospitality revenue	$15,177	$9,053	$22,912	$13,130
Entertainment revenue	19,908	17,153	24,117	20,717
Rental revenue	4,232	6,814	8,021	13,351
Other revenue	484	650	820	983
Total revenues	39,801	33,670	55,870	48,181

EXPENSES
Hospitality costs	17,845	9,693	33,587	15,961
Entertainment costs	15,281	14,925	22,358	21,306
Operating costs	7,684	10,375	15,763	18,938
General and administrative	8,291	18,613	18,073	35,167
Depreciation and amortization	6,581	5,333	14,672	13,407
Total expenses	55,682	58,939	104,453	104,779

OTHER
Other income (loss), net	(126)	(91)	(126)	(83)
Total other	(126)	(91)	(126)	(83)
Operating income (loss)	(16,007)	(25,360)	(48,709)	(56,681)
Interest income (expense)	801	(3,210)	1,795	(5,756)
Equity earnings (losses) from unconsolidated ventures	782	(6,427)	952	(16,638)
Income (loss) before income taxes	(14,424)	(34,997)	(45,962)	(79,075)
Income tax expense (benefit)	—	—	—	—
Net loss	(14,424)	(34,997)	(45,962)	(79,075)
Preferred distributions to noncontrolling interest in subsidiary	(350)	—	(700)	—
Net loss attributable to common stockholders	$(14,774)	$(34,997)	$(46,662)	$(79,075)

Total weighted average shares
Basic	12,695	5,522	12,695	5,522
Diluted	12,695	5,522	12,695	5,522

Earnings (loss) per share attributable to common shareholders
Basic	$(1.16)	$(6.34)	$(3.68)	$(14.32)
Diluted	$(1.16)	$(6.34)	$(3.68)	$(14.32)

Seaport Entertainment Group

Reconciliation of Net Loss to Non-GAAP Adjusted
Net Loss Attributable to Common Stockholders

(in thousands, except per share amounts)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Net loss	$(14,424)	$(34,997)	$(45,962)	$(79,075)
Preferred distributions to noncontrolling interest in subsidiary	(350)	—	(700)	—
Net loss attributable to common stockholders	(14,774)	(34,997)	(46,662)	(79,075)
Adjustments:
Depreciation and amortization	7,603	6,397	15,701	15,467
Lease Termination Fee Income	(190)	—	(190)	—
Non-cash compensation	1,738	(592)	3,775	66
Straight line rent, net	(230)	717	425	1,098
Capitalized interest	(1,688)	—	(3,348)	(667)
Other (income) loss	126	91	126	83
Non-GAAP adjusted net loss attributable to common stockholders	(7,415)	(28,384)	(30,173)	(63,028)

Total weighted average shares
Basic	12,695	5,522	12,695	5,522
Diluted	12,695	5,522	12,695	5,522

Non-GAAP adjusted net loss attributable to common stockholders per share
Basic	$(0.58)	$(5.14)	$(2.38)	$(11.41)
Diluted	$(0.58)	$(5.14)	$(2.38)	$(11.41)